Income Taxes	6 Months Ended
Jun. 30, 2016
Income Tax Disclosure [Abstract]
Income Taxes

7. INCOME TAXES

The effective tax rate for the second quarter of 2016 was 44.4% compared to 53.6% for the same period in 2015 and -64.2% for the six months ended June 30, 2016 compared to 62.3% for the same period in 2015. The effective tax rate was impacted by exceptional non-tax deductible charges of €45 million ($49 million) and €495 million ($551 million) incurred in the three and six months ended June 30, 2016, respectively, related to the European Commission settlement on the truck competition investigation. For more information on the European Commission settlement, see “Note 14: Commitments and Contingencies”. Additionally, the effective tax rate for both years has been negatively impacted by the inability to record deferred tax assets on losses in certain jurisdictions.